UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period :	January 1, 2013 — December 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|13

Annual report

Putnam VT High Yield Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

As 2014 gets under way, signs point to a more widespread economic recovery around the world. We are encouraged by the improvement that the larger developed economies are showing in key areas such as unemployment, housing, and manufacturing.

Some storm clouds also have cleared. It is no longer a guessing game as to when the U.S. Federal Reserve will begin reducing its stimulative bond-buying program. And the looming threat of another federal government shutdown is easing. Moreover, the embattled 17-nation eurozone, which just a year ago appeared to teeter on the verge of financial collapse, seems to be emerging from recession. At the same time, Japan is pursuing structural policies seeking to reverse its deflationary spiral, while China is working toward instituting important domestic reforms to support sustainable growth.

In 2013, U.S. stocks, as measured by the S&P 500 Index, soared more than 30%, posting their best year since 1997. Equities may continue to benefit from better business conditions, but it is worth remembering that advances of such magnitude are rare. For fixed-income investors, rising Treasury yields may continue to pose a challenge requiring a different set of strategies than those that were common during the years of falling rates.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. Your financial advisor also can help guide you toward your investment goals, while taking into account your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Performance summary (as of 12/31/13)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2013
Class IA: $7.13	Class IB: $7.07

Total return at net asset value
			JPMorgan Developed
(as of 12/31/13)	Class IA shares*	Class IB shares†	High Yield Index‡

1 year	8.10%	7.85%	8.42%

5 years	121.41	118.93	143.76
Annualized	17.23	16.97	19.51

10 years	114.10	108.73	133.40
Annualized	7.91	7.64	8.85

Life	652.50	616.47	—
Annualized	8.10	7.90	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Credit quality

A	0.4%

Baa	2.8%

Ba	23.9%

B	44.3%

Caa or below	22.4%

Not rated	2.7%

Cash and net other assets	3.5%

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund 1

Report from your fund’s manager

What was the environment like for high-yield bonds during the 12 months ended December 31, 2013?

During the early months of the period, high-yield bonds and other credit-sensitive fixed-income securities benefited from a more favorable economic backdrop and the tailwind of increased global liquidity that resulted from accommodative monetary policy in the United States and overseas. In May, however, the market environment changed, as concern about higher interest rates weighed on investor sentiment, leading investors to sell off credit-sensitive securities in order to lock in profits.

After spiking in June, interest rates remained elevated until mid-September, due to uncertainty about when the Federal Reserve would begin the process of trimming its bond purchases. However, seeing a more uneven economic climate than it expected, including a weak September employment report along with the potential for fiscal discord in Washington, the Fed decided at its mid-September policy meeting to keep its $85-billion-a-month bond-buying program in place. This announcement surprised investors, causing bonds to rally, rates to decline, and spreads to tighten. The rally was further fueled in October when President Obama signed a short-term bill that suspended the U.S. debt ceiling and funded the government through mid-January 2014, to end the partial government shutdown.

At its December policy meeting, the Fed announced the first reduction in its bond-buying program, which was somewhat earlier than investors were anticipating. The central bank agreed to reduce its purchases by $10 billion per month beginning in January, citing improving labor market conditions as its rationale. Bond yields spiked on the news, with the yield on the benchmark 10-year U.S. Treasury reaching 3.03% by year-end. Against the backdrop of improving economic data, high-yield bonds and leveraged loans weathered the rise in Treasury yields well. Additionally, the markets digested the beginning of the Fed’s tapering process, as well as the nomination of Janet Yellen to succeed Ben Bernanke as central bank chair.

For the year, high-yield bonds and floating-rate bank-loan securities outpaced most other fixed-income sectors and were among the few groups to achieve solidly positive returns. Issuance of new high-yield bonds reached a record of more than $398 billion, with a majority of the new-issue activity being used to refinance older, higher-coupon debt. Leveraged-loan new-issue activity totaled $669 billion, far surpassing the previous annual high of $388 billion in 2007. By credit rating, CCC/Caa-rated bonds and loans outperformed higher-rated bonds and loans by a sizable margin. At period-end, the high-yield default rate stood at 0.66%, its lowest level since December 2007, and considerably below the long-term average of 4.0%. The leveraged-loan credit default rate, which combines bonds and loans, was at 1.03%, its lowest level since October 2011. From an industry perspective within the high-yield market, transportation was the best-performing group while cable and satellite was the weakest-performing group.

Let’s talk about your portfolio positioning. Which strategies had the biggest influence on the fund’s relative performance during the period?

At the sector/industry level, overweighting chemicals, cable and satellite, gaming/lodging/leisure, and financials, along with strong security selection in automotive and services, bolstered the fund’s return versus the index. Conversely, holding lighter-than-benchmark stakes in industrials, metals and mining, diversified media, transportation, and consumer products detracted from performance relative to the fund’s benchmark.

From a credit-quality standpoint, the fund was generally underweight in higher-quality high-yield bonds — those rated BB or Ba — with more emphasis on the middle- and lower-quality market tiers. We offset this positioning with a stake in bank-loan securities, as well as a cash buffer, to help bring portfolio credit risk to near neutral versus the benchmark. This positioning aided the fund’s relative return because we owned securities with higher yield spreads and, as noted above, the lower-credit-quality market tier meaningfully outpaced the higher-quality tier.

In terms of individual holdings, top contributors included Travelport, a provider of computerized registration systems to the travel industry, drugstore and pharmacy Rite Aid, hotel and casino operator Caesars Entertainment, and global payment-processing company First Data. On the downside, Exide Technologies, a maker of lead-acid batteries for cars and other machines, hampered the fund’s relative results.

What is your outlook for the high-yield market in the coming months?

At period-end, the fundamental backdrop for high-yield bonds and bank loans remained solid: U.S. economic growth looked to be on track and, in our view, could strengthen in 2014, issuers appeared to be in reasonably good financial shape, and the default rates were still near historically low levels.

Given our generally constructive view of fundamentals, we believe the high-yield default rate could remain low through 2014 and possibly longer. While high-yield and bank-loan spreads compressed during the period, they were still above the euphorically tight levels that we saw in 2007 and remained closer to their historical averages. Consequently, in light of our fundamental view of the market and low default expectations, we believe spreads are fairly attractive. Against this backdrop, we believe it is possible for high-yield bonds to generate solid, coupon-like returns in 2014.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

2 Putnam VT High Yield Fund

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. A CFA® charterholder, he joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2013, to December 31, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/13		for the 6 months ended 12/31/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.85	$5.14	$3.77	$5.04

Ending value
(after expenses)	$1,062.60	$1,061.60	$1,021.48	$1,020.21

Annualized
expense ratio†	0.74%	0.99%	0.74%	0.99%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

A note about your fund’s auditor

During your fund’s fiscal year, between July 18, 2013 and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules, which require an auditor to be independent for the entire year under audit. Your fund has been informed by PwC that this investment was no longer held by the plans as of December 16, 2013. During the period between the acquisition noted above and the disposition of the investment, none of the member firm’s personnel was on the PwC audit team for your fund, and none of the members of the audit team participated in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

4 Putnam VT High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT High Yield Fund (the “fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2014

Putnam VT High Yield Fund 5

The fund’s portfolio 12/31/13

CORPORATE BONDS AND NOTES (85.8%)*		Principal amount	Value

Advertising and marketing services (0.3%)
Griffey Intermediate, Inc./Griffey Finance
Sub LLC 144A sr. unsec. notes 7s, 2020		$620,000	$489,800

Lamar Media Corp. company
guaranty sr. sub. notes 5 7/8s, 2022		485,000	497,124

			986,924
Automotive (0.9%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021		700,000	796,250

General Motors Co. escrow notes 8 1/4s, 2023		820,000	12,300

General Motors Financial Co., Inc. 144A company
guaranty sr. unsec. notes 4 1/4s, 2023		145,000	137,931

Motors Liquidation Co. escrow sr. unsec.
unsub. notes 8 3/8s, 2033		765,000	11,475

Navistar International Corp. sr. notes 8 1/4s, 2021		1,031,000	1,064,507

Schaeffler Finance BV company guaranty
sr. notes Ser. REGS, 8 3/4s, 2019 (Netherlands)	EUR	130,000	202,984

Schaeffler Finance BV 144A company
guaranty sr. notes 8 1/2s, 2019 (Netherlands)		$218,000	245,794

Schaeffler Finance BV 144A company
guaranty sr. notes 7 3/4s, 2017 (Netherlands)		260,000	296,400

Schaeffler Finance BV 144A sr. notes 4 3/4s, 2021
(Netherlands)		400,000	399,000

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		70,000	80,325

TRW Automotive, Inc. 144A company
guaranty sr. unsec. notes 4 1/2s, 2021		180,000	182,250

			3,429,216
Basic materials (8.0%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)		225,000	242,438

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)		1,095,000	1,386,707

ArcelorMittal sr. unsec. unsub. notes 7 1/2s,
2039 (France)		270,000	265,275

Ashland, Inc. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2022		845,000	804,863

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		1,049,000	1,127,674

Beverage Packaging Holdings Luxembourg II
SA/Beverage Packaging Holdings II Issuer, Inc.
144A company guaranty sr. unsec. sub. notes 6s,
2017 (Luxembourg)		275,000	279,125

Boise Cascade Co. company guaranty sr. unsec.
notes 6 3/8s, 2020		620,000	652,550

Celanese US Holdings, LLC company guaranty
sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)		395,000	377,225

Celanese US Holdings, LLC sr. notes 5 7/8s,
2021 (Germany)		1,145,000	1,219,424

Cemex Finance, LLC 144A company
guaranty sr. notes 9 3/8s, 2022 (Mexico)		425,000	479,188

Cemex SAB de CV 144A company
guaranty sr. notes 7 1/4s, 2021 (Mexico)		275,000	284,625

Cemex SAB de CV 144A company
guaranty sr. notes 6 1/2s, 2019 (Mexico)		595,000	614,635

Cemex SAB de CV 144A company
guaranty sr. notes 5 7/8s, 2019 (Mexico)		525,000	526,313

CPG Merger Sub, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2021		540,000	564,300

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)		220,000	213,400

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount		Value

Basic materials cont.
Exopack Holdings SA 144A company guaranty
sr. unsec. notes 7 7/8s, 2019 (Luxembourg)		$335,000	$342,538

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		295,000	311,225

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 8 1/4s, 2019 (Australia)		370,000	415,325

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 6 7/8s, 2018 (Australia)		830,000	874,654

FMG Resources August 2006 Pty, Ltd. 144A
sr. unsec. notes 6 7/8s, 2022 (Australia)		345,000	376,050

FQM Akubra, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2021 (Canada)		155,000	161,588

Graphic Packaging International, Inc. company guaranty
sr. unsec. notes 4 3/4s, 2021		625,000	618,750

HD Supply, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2020		715,000	770,413

HD Supply, Inc. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2020		690,000	823,688

Hexion U.S. Finance Corp. company
guaranty sr. notes 6 5/8s, 2020		215,000	220,375

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty notes 9s, 2020		395,000	394,013

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty sr. notes 8 7/8s, 2018		575,000	597,281

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2021		775,000	875,750

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2020		380,000	420,375

Huntsman International, LLC company
guaranty sr. unsec. unsub. notes 4 7/8s, 2020		790,000	778,150

Huntsman International, LLC 144A company
guaranty sr. unsec. notes 5 1/8s, 2021	EUR	185,000	255,459

IAMGOLD Corp. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)		$590,000	507,400

Ineos Finance PLC 144A company
guaranty sr. notes 8 3/8s, 2019 (United Kingdom)		255,000	283,687

Ineos Finance PLC 144A company
guaranty sr. notes 7 1/2s, 2020 (United Kingdom)		165,000	180,881

INEOS Group Holdings SA 144A company
guaranty sr. unsec. notes 6 1/8s, 2018
(Luxembourg)		720,000	724,500

INEOS Group Holdings, Ltd. company
guaranty sr. unsec. notes Ser. REGS, 7 7/8s,
2016 (Luxembourg)	EUR	313,250	433,942

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		$960,000	1,101,600

Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2020		360,000	400,500

Momentive Performance Materials, Inc. company
guaranty sr. notes 10s, 2020		175,000	183,313

Momentive Performance Materials, Inc. company
guaranty sr. notes 8 7/8s, 2020		565,000	594,663

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)		420,000	431,550

New Gold, Inc. 144A sr. unsec. notes 6 1/4s,
2022 (Canada)		200,000	193,000

Novelis, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2020		425,000	472,813

Nufarm Australia, Ltd. 144A company guaranty
sr. unsec. notes 6 3/8s, 2019 (Australia)		180,000	187,200

Perstorp Holding AB 144A company
guaranty sr. notes 8 3/4s, 2017 (Sweden)		630,000	677,250

PQ Corp. 144A sr. notes 8 3/4s, 2018		505,000	550,450

6 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount	Value

Basic materials cont.
Roofing Supply Group, LLC/Roofing Supply
Finance, Inc. 144A company guaranty sr. unsec.
notes 10s, 2020	$480,000	$537,600

Ryerson, Inc./Joseph T Ryerson & Son, Inc.
company guaranty sr. notes 9s, 2017	525,000	556,500

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	455,000	487,988

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	405,000	394,369

Smurfit Kappa Acquisitions 144A company
guaranty sr. notes 4 7/8s, 2018 (Ireland)	265,000	269,297

Smurfit Kappa Treasury Funding, Ltd. company
guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	345,000	377,344

Steel Dynamics, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2020	185,000	200,725

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2022	115,000	124,200

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019	155,000	167,788

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023	75,000	74,813

Taminco Global Chemical Corp. 144A
sr. notes 9 3/4s, 2020 (Belgium)	890,000	1,010,149

TMS International Corp. 144A company
guaranty sr. unsec. notes 7 5/8s, 2021	165,000	174,900

TPC Group, Inc. 144A company
guaranty sr. notes 8 3/4s, 2020	295,000	313,438

Tronox Finance, LLC company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	525,000	535,500

USG Corp. sr. unsec. notes 9 3/4s, 2018	530,000	626,725

USG Corp. 144A company guaranty sr. unsec.
notes 5 7/8s, 2021	125,000	130,313

Weekley Homes, LLC/Weekley Finance Corp. 144A
sr. unsec. notes 6s, 2023	870,000	839,550

		31,017,324
Broadcasting (2.6%)
Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2019	1,385,000	1,412,700

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2020	985,000	1,035,480

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2022	640,000	653,600

Cumulus Media Holdings, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	570,000	601,350

Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019	585,000	662,513

Gray Television, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2020	835,000	887,188

LIN Television Corp. company guaranty sr. unsec.
notes 6 3/8s, 2021	255,000	265,200

Nexstar Broadcasting, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2020	935,000	1,000,449

Sinclair Television Group, Inc. company
guaranty sr. unsec. notes 5 3/8s, 2021	255,000	251,175

Sinclair Television Group, Inc. sr. unsec.
notes 6 1/8s, 2022	270,000	272,700

Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2021	595,000	614,338

Sirius XM Holdings, Inc. 144A sr. unsec.
bonds 5 7/8s, 2020	705,000	720,863

Townsquare Radio, LLC/Townsquare Radio, Inc. 144A
company guaranty sr. unsec. notes 9s, 2019	385,000	416,763

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount	Value

Broadcasting cont.
Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021	$535,000	$588,500

Univision Communications, Inc. 144A
sr. notes 7 7/8s, 2020	440,000	483,450

		9,866,269
Building materials (1.1%)
Building Materials Corp. of America 144A company
guaranty sr. unsec. notes 7 1/2s, 2020	150,000	162,000

Building Materials Corp. of America 144A company
guaranty sr. notes 7s, 2020	700,000	752,500

Building Materials Corp. of America 144A sr. unsec.
notes 6 3/4s, 2021	275,000	297,688

Jeld-Wen, Inc. 144A sr. notes 12 1/4s, 2017	350,000	397,250

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	825,000	907,500

Nortek, Inc. company guaranty sr. unsec.
notes 10s, 2018	930,000	1,026,487

Nortek, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2021	560,000	620,200

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	181,000	222,630

		4,386,255
Capital goods (6.0%)
ADS Waste Holdings, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2020	1,260,000	1,367,100

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019	1,485,000	1,700,325

Ardagh Packaging Finance PLC/Ardagh MP Holdings
USA, Inc. 144A sr. unsec. notes 7s, 2020 (Ireland)	585,000	587,924

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	235,000	237,938

Berry Plastics Corp. company
guaranty notes 9 1/2s, 2018	575,000	616,688

Berry Plastics Corp. company
guaranty unsub. notes 9 3/4s, 2021	300,000	347,250

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s,
2017 ‡‡	735,000	780,938

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023
(Canada)	180,000	178,650

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s,
2020 (Canada)	360,000	407,700

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6 7/8s, 2020	875,000	961,406

Consolidated Container Co., LLC/Consolidated
Container Capital, Inc. 144A company
guaranty sr. unsec. notes 10 1/8s, 2020	100,000	106,125

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	445,000	416,075

Delphi Corp. company guaranty sr. unsec.
unsub. notes 5s, 2023	315,000	324,450

Exide Technologies sr. notes 8 5/8s,
2018 (In default) †	665,000	475,475

Gestamp Funding Luxembourg SA 144A
sr. notes 5 5/8s, 2020 (Luxembourg)	605,000	616,374

GrafTech International, Ltd. company
guaranty sr. unsec. notes 6 3/8s, 2020	635,000	650,875

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017	515,000	555,556

Legrand France SA sr. unsec. unsub. debs 8 1/2s,
2025 (France)	1,100,000	1,418,920

Manitowoc Co., Inc. (The) company
guaranty sr. unsec. notes 5 7/8s, 2022	670,000	676,700

MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4 7/8s, 2023	1,060,000	1,001,700

Putnam VT High Yield Fund 7

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount	Value

Capital goods cont.
Pittsburgh Glass Works, LLC 144A company
guaranty sr. notes 8s, 2018	$645,000	$678,863

Polypore International, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2017	595,000	629,213

Rexel SA 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019 (France)	420,000	438,900

Reynolds Group Issuer, Inc. Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. notes 7 7/8s, 2019	250,000	276,875

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. notes 5 3/4s, 2020	385,000	392,700

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 9 7/8s, 2019	845,000	936,894

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 8 1/4s, 2021
(New Zealand)	670,000	715,225

Schaeffler Holding Finance BV 144A company
guaranty sr. notes 6 7/8s, 2018 (Netherlands) ‡‡	645,000	683,700

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018	330,000	353,100

Tenneco, Inc. company
guaranty sr. unsub. notes 6 7/8s, 2020	365,000	398,763

Terex Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	160,000	171,200

Terex Corp. company guaranty sr. unsec.
unsub. notes 6s, 2021	960,000	991,200

Thermadyne Holdings Corp. company
guaranty sr. notes 9s, 2017	586,000	627,020

Titan International, Inc. 144A company
guaranty sr. bonds 6 7/8s, 2020	320,000	333,600

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2021	150,000	161,250

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 5 1/2s, 2020	385,000	376,337

TransDigm, Inc. company guaranty unsec.
sub. notes 7 3/4s, 2018	840,000	900,900

Triumph Group, Inc. company guaranty sr. unsec.
notes 4 7/8s, 2021	540,000	523,800

WESCO Distribution, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2021	140,000	140,000

		23,157,709
Coal (0.8%)
Alpha Natural Resources, Inc. company
guaranty sr. unsec. notes 6 1/4s, 2021	550,000	470,250

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	1,270,000	1,374,774

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	760,000	800,850

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016	95,000	106,875

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6s, 2018	380,000	404,700

		3,157,449
Commercial and consumer services (2.3%)
Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	99,300	100,045

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	765,000	770,738

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	385,000	442,750

Ceridian HCM Holding, Inc. 144A sr. unsec.
notes 11s, 2021	1,100,000	1,267,749

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount	Value

Commercial and consumer services cont.
DH Services Luxembourg Sarl 144A company
guaranty sr. unsec. notes 7 3/4s, 2020
(Luxembourg)	$630,000	$669,375

Garda World Security Corp. 144A company
guaranty sr. unsec. unsub. notes 7 1/4s,
2021 (Canada)	880,000	892,100

Igloo Holdings Corp. 144A sr. unsec.
unsub. notes 8 1/4s, 2017 ‡‡	885,000	901,594

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023	880,000	910,800

Sabre Holdings Corp. sr. unsec.
unsub. notes 8.35s, 2016	1,045,000	1,165,175

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	700,000	773,500

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016	495,000	502,425

Travelport, LLC/Travelport Holdings, Inc. 144A
company guaranty sr. unsec.
unsub. notes 13 7/8s, 2016 ‡‡	401,399	425,483

		8,821,734
Communication services (10.0%)
Adelphia Communications Corp. escrow
bonds zero %, 2014	80,000	560

Adelphia Communications Corp. escrow
bonds zero %, 2014	130,000	910

Adelphia Communications Corp. escrow
bonds zero %, 2014	290,000	2,030

Adelphia Communications Corp. escrow
bonds zero %, 2014	755,000	5,285

Cablevision Systems Corp. sr. unsec.
unsub. notes 8 5/8s, 2017	500,000	582,500

Cablevision Systems Corp. sr. unsec.
unsub. notes 8s, 2020	75,000	83,813

Cablevision Systems Corp. sr. unsec.
unsub. notes 7 3/4s, 2018	235,000	262,319

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 6 1/2s, 2021	935,000	963,050

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 5 1/4s, 2022	540,000	503,550

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	430,000	465,475

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	235,000	242,050

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes 5 1/8s, 2023	910,000	844,025

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsub. notes 7s, 2019	450,000	473,625

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	645,000	653,063

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	145,000	147,538

Crown Castle International Corp. sr. unsec.
notes 7 1/8s, 2019	310,000	334,025

Crown Castle International Corp. sr. unsec.
notes 5 1/4s, 2023	1,005,000	984,900

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	350,000	378,000

CyrusOne LP/CyrusOne Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022	210,000	217,350

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Jamaica)	1,300,000	1,347,124

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s,
2017 (Jamaica)	420,000	436,800

DISH DBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019	550,000	629,750

DISH DBS Corp. company guaranty sr. unsec.
notes 6 3/4s, 2021	360,000	381,600

8 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount	Value

Communication services cont.
Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018	$765,000	$875,925

Frontier Communications Corp. sr. unsec.
unsub. notes 7 5/8s, 2024	180,000	180,000

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019	455,000	492,538

Hughes Satellite Systems Corp. company
guaranty sr. unsec. notes 7 5/8s, 2021	810,000	903,150

Intelsat Jackson Holdings SA company
guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)	305,000	314,150

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	365,000	402,413

Intelsat Luxembourg SA 144A company
guaranty sr. unsec. notes 8 1/8s, 2023
(Luxembourg)	1,275,000	1,367,438

Intelsat Luxembourg SA 144A sr. unsec.
notes 7 3/4s, 2021 (Luxembourg)	2,521,000	2,703,772

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 8 5/8s, 2020	565,000	632,800

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2019	140,000	153,300

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 7s, 2020	360,000	381,600

Level 3 Financing, Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2021	250,000	252,500

Lynx I Corp. 144A sr. notes 5 3/8s, 2021
(United Kingdom)	285,000	285,713

Lynx II Corp. 144A sr. unsec. notes 6 3/8s, 2023
(United Kingdom)	285,000	289,988

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
unsub. notes 7 1/4s, 2022	620,000	657,200

MetroPCS Wireless, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 5/8s, 2023	845,000	872,463

MetroPCS Wireless, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 1/4s, 2021	1,045,000	1,084,188

NII International Telecom Sarl 144A
company guaranty sr. unsec. notes 7 7/8s,
2019 (Luxembourg)	660,000	498,300

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018	595,000	664,913

Quebecor Media, Inc. sr. unsec.
unsub. notes 5 3/4s, 2023 (Canada)	480,000	464,400

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	510,000	555,980

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	555,000	591,056

SBA Telecommunications, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2019	380,000	407,550

SBA Telecommunications, Inc. company guaranty
sr. unsec. unsub. notes 5 3/4s, 2020	200,000	208,000

Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,760,000	1,658,800

Sprint Communications, Inc. sr. unsec.
unsub. notes 8 3/8s, 2017	455,000	526,663

Sprint Communications, Inc. sr. unsec.
unsub. notes 7s, 2020	380,000	412,300

Sprint Communications, Inc. 144A company
guaranty sr. unsec. notes 9s, 2018	1,185,000	1,424,963

Sprint Corp. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	1,270,000	1,365,250

Sprint Corp. 144A company guaranty sr. unsec.
notes 7 1/4s, 2021	1,330,000	1,428,087

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.836s, 2023	110,000	113,713

CORPORATE BONDS AND NOTES (85.8%)* cont.		Principal amount	Value

Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.633s, 2021		$275,000	$287,375

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2022		275,000	280,500

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018		245,000	257,863

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW
GmbH 144A company guaranty sr. notes 7 1/2s,
2019 (Germany)		395,000	425,851

Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5s, 2022 (Canada)		1,160,000	1,133,900

WideOpenWest Finance, LLC/WideOpenWest
Capital Corp. company guaranty sr. unsec.
notes 10 1/4s, 2019		1,260,000	1,398,600

Wind Acquisition Finance SA company
guaranty sr. notes Ser. REGS, 7 3/8s, 2018
(Luxembourg)	EUR	195,000	283,708

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Luxembourg)		$725,000	763,063

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Luxembourg)		315,000	335,081

Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes 12 1/4s, 2017 (Luxembourg) ‡‡		162,191	170,706

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		535,000	611,238

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021		260,000	275,600

Windstream Corp. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2023		330,000	308,550

			38,640,490
Consumer (0.3%)
Gibson Brands, Inc. 144A company guaranty
sr. notes 8 7/8s, 2018		400,000	421,000

Spectrum Brands Escrow Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022		35,000	37,188

Spectrum Brands Escrow Corp. 144A company
guaranty sr. unsec. notes 6 3/8s, 2020		45,000	48,038

Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2020		615,000	661,893

			1,168,119
Consumer staples (5.6%)
Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		760,000	684,000

Affinion Investments, LLC 144A company
guaranty sr. unsec. sub. notes 13 1/2s, 2018		295,800	294,321

Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022		1,350,000	1,439,437

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020		225,000	262,688

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023		270,000	261,563

B&G Foods, Inc. company guaranty sr. unsec.
notes 4 5/8s, 2021		365,000	349,488

Barry Callebaut Services NV 144A company
guaranty sr. unsec. notes 5 1/2s, 2023 (Belgium)		220,000	220,677

Burger King Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018		545,000	604,950

Claire’s Stores, Inc. company
guaranty sr. notes 8 7/8s, 2019		515,000	530,450

Claire’s Stores, Inc. 144A company
guaranty sr. notes 6 1/8s, 2020		180,000	172,350

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		825,000	895,125

Putnam VT High Yield Fund 9

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount	Value

Consumer staples cont.
Constellation Brands, Inc. company
guaranty sr. unsec. notes 4 1/4s, 2023	$580,000	$539,400

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016	665,000	754,775

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 6s, 2022	335,000	357,613

Corrections Corp. of America company
guaranty sr. unsec. notes 4 5/8s, 2023 R	180,000	169,650

Corrections Corp. of America company
guaranty sr. unsec. notes 4 1/8s, 2020 R	145,000	142,100

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018	900,000	986,625

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 7s, 2016	660,000	729,300

DineEquity, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	1,295,000	1,437,449

Elizabeth Arden, Inc. sr. unsec.
unsub. notes 7 3/8s, 2021	760,000	828,400

ESAL GmbH 144A company guaranty sr. unsec.
notes 6 1/4s, 2023 (Brazil)	490,000	437,268

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	820,000	793,350

Hertz Corp. (The) company guaranty sr. unsec.
notes 7 1/2s, 2018	295,000	318,231

Hertz Corp. (The) company guaranty sr. unsec.
notes 6 1/4s, 2022	360,000	371,700

Hertz Corp. (The) company guaranty sr. unsec.
notes 5 7/8s, 2020	310,000	321,238

JBS USA LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021 (Brazil)	190,000	197,600

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 7 1/4s, 2021 (Brazil)	890,000	930,050

Landry’s Holdings II, Inc. 144A sr. unsec.
notes 10 1/4s, 2018	390,000	413,888

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	610,000	664,900

Libbey Glass, Inc. company
guaranty sr. notes 6 7/8s, 2020	383,000	413,640

Post Holdings, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2022	345,000	369,150

Post Holdings, Inc. 144A company guaranty
sr. unsec. notes 7 3/8s, 2022	70,000	74,900

Prestige Brands, Inc. 144A sr. unsec.
notes 5 3/8s, 2021	535,000	539,013

Revlon Consumer Products Corp. company
guaranty sr. unsec. notes 5 3/4s, 2021	720,000	710,100

Rite Aid Corp. company
guaranty sr. notes 10 1/4s, 2019	295,000	330,400

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2020	835,000	958,162

Rite Aid Corp. company
guaranty sr. unsub. notes 8s, 2020	235,000	264,375

Smithfield Foods, Inc. sr. unsec.
unsub. notes 6 5/8s, 2022	540,000	571,050

Sun Merger Sub, Inc. 144A sr. unsec.
notes 5 7/8s, 2021	140,000	143,500

Sun Merger Sub, Inc. 144A sr. unsec.
notes 5 1/4s, 2018	595,000	621,775

United Rentals North America, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2022	540,000	600,075

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020	130,000	131,950

		21,836,676

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount	Value

Energy (oil field) (1.1%)
Calfrac Holdings LP 144A company
guaranty sr. unsec. unsub. notes 7 1/2s, 2020	$465,000	$474,300

Forum Energy Technologies, Inc. 144A sr. unsec.
notes 6 1/4s, 2021	665,000	698,250

Hiland Partners LP/Hiland Partners Finance Corp.
144A company guaranty sr. notes 7 1/4s, 2020	560,000	600,600

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	820,000	840,500

Offshore Group Investment, Ltd. company
guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	740,000	803,011

Offshore Group Investment, Ltd. company
guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	540,000	550,800

Tervita Corp. 144A sr. unsec. notes 10 7/8s,
2018 (Canada)	175,000	176,855

Trinidad Drilling, Ltd. 144A sr. unsec.
notes 7 7/8s, 2019 (Canada)	155,000	164,688

		4,309,004
Entertainment (1.3%)
AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	765,000	874,968

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 9 1/8s, 2018	135,000	146,475

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 5 1/4s, 2021	365,000	360,438

Churchill Downs, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2021	290,000	295,075

Cinemark USA, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2022	200,000	193,500

Cinemark USA, Inc. company guaranty sr. unsec.
notes 4 7/8s, 2023	90,000	84,600

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	395,000	436,475

GLP Capital LP/GLP Financing II, Inc. 144A
company guaranty sr. unsec. notes 4 7/8s, 2020	660,000	660,000

GLP Capital LP/GLP Financing II, Inc. 144A
company guaranty sr. unsec. notes 4 3/8s, 2018	245,000	250,512

Regal Entertainment Group sr. unsec.
notes 5 3/4s, 2025	280,000	264,250

Regal Entertainment Group sr. unsec.
notes 5 3/4s, 2023	735,000	722,138

Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 5 1/4s, 2021	555,000	542,513

		4,830,944
Financials (9.1%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger
Sub., LLC 144A sr. unsec. notes 7 7/8s, 2020	700,000	736,750

Allegion US Holding Co., Inc. 144A company
guaranty sr. unsec. notes 5 3/4s, 2021	290,000	301,600

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2031	420,000	502,425

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	425,000	509,469

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	430,000	500,950

Ally Financial, Inc. unsec. sub. notes 8s, 2018	475,000	560,500

American International Group, Inc. jr. sub. FRB
bonds 8.175s, 2068	195,000	235,950

BBVA International Preferred SAU bank
guaranty jr. unsec. sub. FRN notes 5.919s,
perpetual maturity (Spain)	610,000	587,125

10 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (85.8%)* cont.		Principal amount	Value

Financials cont.
CB Richard Ellis Services, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2020		$810,000	$866,700

CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 5s, 2023		110,000	105,738

CIT Group, Inc. sr. unsec. notes 5s, 2023		365,000	351,313

CIT Group, Inc. sr. unsec. notes 5s, 2022		230,000	224,250

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		515,000	547,188

CIT Group, Inc. 144A company
guaranty notes 6 5/8s, 2018		270,000	303,413

CIT Group, Inc. 144A company
guaranty notes 5 1/2s, 2019		635,000	681,038

Citigroup, Inc. unsec. sub. notes 4 3/4s, 2019 EUR		245,000	333,908

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		$720,000	662,400

CNO Financial Group, Inc. 144A company
guaranty sr. notes 6 3/8s, 2020		400,000	426,000

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)		220,000	242,550

Community Choice Financial, Inc. company
guaranty sr. notes 10 3/4s, 2019		785,000	657,438

Dresdner Funding Trust I 144A bonds 8.151s, 2031		1,145,000	1,185,074

E*Trade Financial Corp. sr. unsec.
unsub. notes 6 3/8s, 2019		1,065,000	1,143,544

HBOS Capital Funding LP 144A bank guaranty jr.
unsec. sub. FRB bonds 6.071s, perpetual
maturity (Jersey)		445,000	443,331

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)		895,000	1,012,359

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)		300,000	289,161

Hockey Merger Sub 2, Inc. 144A sr. unsec.
notes 7 7/8s, 2021		740,000	760,350

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 8s, 2018		715,000	743,600

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
144A company guaranty sr. unsec. notes 6s, 2020		435,000	448,050

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019		205,000	221,913

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022		615,000	615,000

International Lease Finance Corp. sr. unsec.
unsub. notes 4 5/8s, 2021		255,000	244,163

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		420,000	465,150

LBG Capital No. 1 PLC 144A jr. unsec. sub. FRN
notes 8s, perpetual maturity (United Kingdom)		110,000	117,480

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. FRN notes 7s, 2037		120,000	123,600

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037		510,000	548,250

Lloyds Bank PLC jr. sub. FRN notes Ser. EMTN,
13s, perpetual maturity (United Kingdom)	GBP	485,000	1,276,117

MPT Operating Partnership LP/MPT Finance
Corp. company guaranty sr. unsec. unsub.
notes 6 3/8s, 2022 R		$660,000	683,100

National Money Mart Co. company
guaranty sr. unsec. unsub. notes 10 3/8s,
2016 (Canada)		255,000	258,825

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. notes 9 5/8s, 2019		300,000	337,500

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. notes 7 7/8s, 2020		615,000	638,063

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount	Value

Financials cont.
Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	$305,000	$290,513

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. notes 6 1/2s, 2018	245,000	248,981

Neuberger Berman Group LLC/Neuberger Berman
Finance Corp. 144A sr. notes 5 7/8s, 2022	480,000	494,400

Neuberger Berman Group LLC/Neuberger Berman
Finance Corp. 144A sr. notes 5 5/8s, 2020	310,000	325,500

Nuveen Investments, Inc. 144A sr. unsec.
notes 9 1/2s, 2020	490,000	491,225

Nuveen Investments, Inc. 144A sr. unsec.
notes 9 1/8s, 2017	375,000	375,000

Onex USI Acquisition Corp. 144A sr. unsec.
notes 7 3/4s, 2021	530,000	541,263

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	800,000	854,000

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	655,000	656,638

Provident Funding Associates LP/PFG Finance Corp.
144A company guaranty sr. unsec. notes 6 3/4s, 2021	585,000	580,613

Provident Funding Associates LP/PFG Finance Corp.
144A sr. notes 10 1/8s, 2019	430,000	468,700

Regions Bank unsec. sub. notes 7 1/2s, 2018	160,000	189,326

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB bonds 7.648s, perpetual maturity
(United Kingdom)	1,915,000	2,005,963

Royal Bank of Scotland Group PLC unsec.
sub. notes 6s, 2023 (United Kingdom)	390,000	392,777

SLM Corp. sr. unsec. unsub. notes Ser. MTN,
8.45s, 2018	1,650,000	1,922,249

Springleaf Finance Corp. sr. unsec.
notes Ser. MTN, 6.9s, 2017	1,580,000	1,726,940

Springleaf Finance Corp. sr. unsec.
unsub. notes 7 3/4s, 2021	155,000	167,400

Springleaf Finance Corp. sr. unsec.
unsub. notes 6s, 2020	365,000	365,000

Stearns Holdings, Inc. 144A company
guaranty sr. notes 9 3/8s, 2020	757,000	779,710

TMX Finance, LLC/TitleMax Finance Corp. 144A
sr. notes 8 1/2s, 2018	675,000	715,500

Walter Investment Management Corp. 144A company
guaranty sr. unsec. notes 7 7/8s, 2021	525,000	531,563

		35,014,596
Gaming and lottery (1.9%)
Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 9s, 2020	1,175,000	1,142,688

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017	190,000	193,325

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019	530,000	555,175

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD 760,000	747,093

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. notes 5 7/8s, 2021	$250,000	245,625

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2020	275,000	293,563

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	635,000	687,388

MTR Gaming Group, Inc. company
guaranty notes 11 1/2s, 2019	1,393,299	1,548,303

Penn National Gaming, Inc. 144A sr. unsec.
notes 5 7/8s, 2021	425,000	419,688

Putnam VT High Yield Fund 11

CORPORATE BONDS AND NOTES (85.8%)* cont.		Principal amount	Value

Gaming and lottery cont.
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019		$508,000	$553,085

ROC Finance, LLC/ROC Finance 1 Corp. 144A
notes 12 1/8s, 2018		880,000	904,200

			7,290,133
Health care (7.1%)
Acadia Healthcare Co., Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2021		565,000	579,125

AmSurg Corp. company guaranty sr. unsec.
unsub. notes 5 5/8s, 2020		490,000	509,600

Aviv Healthcare Properties LP/Aviv Healthcare
Capital Corp. company guaranty sr. unsec.
notes 7 3/4s, 2019		655,000	704,125

Aviv Healthcare Properties LP/Aviv Healthcare
Capital Corp. 144A company guaranty sr. unsec.
notes 6s, 2021		645,000	656,288

Biomet, Inc. company guaranty sr. unsec.
sub. notes 6 1/2s, 2020		495,000	509,850

Biomet, Inc. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020		825,000	866,250

Capella Healthcare, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2017		880,000	937,200

Capsugel FinanceCo SCA 144A company
guaranty sr. unsec. notes 9 7/8s, 2019	EUR	645,000	989,360

Capsugel SA 144A sr. unsec. notes 7s, 2019
(Luxembourg) ‡‡		$585,000	595,968

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018		560,000	579,600

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019		255,000	276,675

ConvaTec Finance International SA 144A sr. unsec.
notes 8 1/4s, 2019 (Luxembourg) ‡‡		655,000	670,556

ConvaTec Healthcare D Sarl 144A sr.
notes 7 3/8s, 2017 (Luxembourg)	EUR	165,000	240,149

ConvaTec Healthcare E SA 144A sr. unsec.
notes 10 1/2s, 2018 (Luxembourg)		$575,000	647,594

Endo Finance Co. 144A company guaranty sr. unsec.
notes 5 3/4s, 2022		290,000	292,538

Envision Healthcare Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019		60,000	65,025

Fresenius Medical Care US Finance II, Inc. 144A
company guaranty sr. unsec. notes 5 5/8s, 2019		615,000	664,200

HCA, Inc. sr. notes 6 1/2s, 2020		2,385,000	2,620,519

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		210,000	231,000

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		830,000	894,325

Healthcare Technology Intermediate, Inc. 144A
sr. unsec. notes 7 3/8s, 2018 ‡‡		290,000	300,875

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019		605,000	641,300

Jaguar Holding Co. I 144A sr. unsec.
notes 9 3/8s, 2017 ‡‡		310,000	327,825

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A
sr. unsec. notes 9 1/2s, 2019		530,000	596,250

Kinetic Concepts, Inc./KCI USA, Inc. company
guaranty notes 10 1/2s, 2018		1,255,000	1,443,249

Kinetic Concepts, Inc./KCI USA, Inc. company
guaranty sr. unsec. notes 12 1/2s, 2019		395,000	445,363

MPH Intermediate Holding Co. 2 144A sr. unsec.
notes 8 3/8s, 2018 ‡‡		350,000	363,563

Multiplan, Inc. 144A company
guaranty sr. notes 9 7/8s, 2018		635,000	698,500

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount	Value

Health care cont.
Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	$455,000	$494,244

Par Pharmaceutical Cos., Inc. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	850,000	878,688

Salix Pharmaceuticals, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2021	220,000	225,500

Service Corp. International/US sr. notes 7s, 2019	345,000	369,150

Service Corp. International/US 144A sr. unsec.
notes 5 3/8s, 2022	260,000	263,250

Stewart Enterprises, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2019	620,000	657,200

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	100,000	105,000

Tenet Healthcare Corp. company
guaranty sr. bonds 4 1/2s, 2021	865,000	819,588

Tenet Healthcare Corp. company
guaranty sr. bonds 4 3/8s, 2021	560,000	526,400

Tenet Healthcare Corp. company
guaranty sr. notes 6 1/4s, 2018	655,000	727,050

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	350,000	365,312

United Surgical Partners International, Inc.
company guaranty sr. unsec. unsub. notes 9s, 2020	205,000	229,600

Valeant Pharmaceuticals International 144A
company guaranty sr. notes 7s, 2020	130,000	140,075

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 7/8s, 2018	320,000	342,400

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 3/8s, 2020	115,000	121,181

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	905,000	963,825

Valeant Pharmaceuticals International 144A
sr. unsec. notes 6 3/4s, 2018	695,000	763,631

WellCare Health Plans, Inc. sr. unsec.
notes 5 3/4s, 2020	915,000	935,588

		27,274,554
Homebuilding (1.9%)
Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 8 1/8s, 2016	510,000	568,650

Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 7 1/4s, 2023	110,000	110,000

Brookfield Residential Properties, Inc. 144A
company guaranty sr. unsec. notes 6 1/2s, 2020
(Canada)	590,000	612,125

Brookfield Residential Properties, Inc./
Brookfield Residential US Corp.
144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	350,000	352,136

D.R. Horton, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2023	130,000	132,275

Howard Hughes Corp. (The) 144A sr. unsec.
notes 6 7/8s, 2021	655,000	679,563

K Hovnanian Enterprises, Inc. 144A
sr. notes 7 1/4s, 2020	180,000	191,700

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2022	260,000	241,150

M/I Homes, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	941,000	1,018,632

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	520,000	514,800

Pulte Group, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2017	885,000	1,017,749

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	355,000	364,763

12 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount	Value

Homebuilding cont.
Realogy Corp. 144A company
guaranty sr. notes 7 5/8s, 2020	$170,000	$190,825

Standard Pacific Corp. company
guaranty sr. unsec. notes 6 1/4s, 2021	245,000	255,413

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 7 3/4s, 2020	137,000	150,700

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021	255,000	247,988

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A sr. notes 7 3/4s, 2020	719,000	790,900

		7,439,369
Lodging/Tourism (1.3%)
FelCor Lodging LP company guaranty sr.
notes 10s, 2014 R	260,000	274,950

FelCor Lodging LP company
guaranty sr. notes 6 3/4s, 2019 R	1,155,000	1,230,074

FelCor Lodging LP company
guaranty sr. notes 5 5/8s, 2023 R	185,000	180,375

MGM Resorts International company
guaranty sr. unsec. notes 7 5/8s, 2017	650,000	739,375

MGM Resorts International company
guaranty sr. unsec. notes 6 7/8s, 2016	295,000	324,500

MGM Resorts International company
guaranty sr. unsec. notes 6 3/4s, 2020	460,000	492,200

MGM Resorts International company
guaranty sr. unsec. unsub. notes 8 5/8s, 2019	440,000	515,900

MGM Resorts International company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	425,000	472,813

MGM Resorts International company
guaranty sr. unsec. unsub. notes 6 5/8s, 2021	145,000	152,794

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	775,000	747,875

		5,130,856
Media (0.3%)
Nielsen Co. Luxembourg SARL (The) 144A company
guaranty sr. unsec. notes 5 1/2s, 2021
(Luxembourg)	680,000	693,600

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 4 1/2s, 2020	285,000	277,162

		970,762
Oil and gas (11.4%)
Access Midstream Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. notes 5 7/8s, 2021	320,000	340,800

Access Midstream Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	990,000	1,059,300

Access Midstream Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	820,000	791,300

Antero Resources Finance Corp. 144A company
guaranty sr. unsec. notes 5 3/8s, 2021	540,000	545,400

Athlon Holdings LP/Athlon Finance Corp. 144A
company guaranty sr. unsec. notes 7 3/8s, 2021	760,000	798,000

Atwood Oceanics, Inc. sr. unsec.
unsub. notes 6 1/2s, 2020	370,000	394,975

Aurora USA Oil & Gas Inc. 144A company
guaranty sr. unsec. notes 9 7/8s, 2017	590,000	634,250

Carrizo Oil & Gas, Inc. company
guaranty sr. unsec. notes 8 5/8s, 2018	1,290,000	1,396,424

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 9 7/8s, 2020	605,000	683,650

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2021	695,000	754,075

CORPORATE BONDS AND NOTES (85.8%)* cont.		Principal amount	Value

Oil and gas cont.
Chesapeake Energy Corp. company
guaranty sr. unsec. bonds 6 1/4s, 2017	EUR	220,000	$328,954

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015		$490,000	531,038

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 5 3/4s, 2023		180,000	185,400

Chesapeake Oilfield Operating, LLC/Chesapeake
Oilfield Finance, Inc. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2019		770,000	806,575

Concho Resources, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2022		855,000	923,400

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023		395,000	405,863

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2022		335,000	345,888

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s,
2019 (Canada)		600,000	412,500

Continental Resources, Inc. company
guaranty sr. unsec. notes 5s, 2022		1,300,000	1,350,375

Crosstex Energy LP/Crosstex Energy Finance Corp.
company guaranty sr. unsec. notes 8 7/8s, 2018		875,000	919,844

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 8 1/4s, 2020		682,000	751,905

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021		400,000	425,000

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018		1,090,000	1,040,950

Forbes Energy Services, Ltd. company
guaranty sr. unsec. notes 9s, 2019		570,000	558,600

Goodrich Petroleum Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2019		1,315,000	1,367,600

Gulfport Energy Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2020		255,000	271,575

Halcon Resources Corp. company
guaranty sr. unsec. unsub. notes 9 3/4s, 2020		160,000	166,800

Halcon Resources Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2021		1,585,000	1,600,849

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017		65,000	69,144

Hercules Offshore, Inc. 144A company
guaranty sr. unsec. notes 7 1/2s, 2021		230,000	243,800

Hercules Offshore, Inc. 144A sr. unsec.
notes 8 3/4s, 2021		240,000	266,100

Kodiak Oil & Gas Corp. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2019		1,135,000	1,259,850

Kodiak Oil & Gas Corp. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2022		140,000	139,300

Laredo Petroleum, Inc. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2019		1,205,000	1,346,588

Linn Energy LLC/Linn Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7s, 2019		1,670,000	1,686,700

Lone Pine Resources Canada, Ltd. company
guaranty sr. unsec. notes 10 3/8s, 2017
(Canada) (In default) †		195,000	58,500

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)		540,000	568,350

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (Canada)		330,000	332,475

Milagro Oil & Gas, Inc. company
guaranty notes 10 1/2s, 2016 (In default) †		865,000	648,750

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022		615,000	634,219

Putnam VT High Yield Fund 13

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount	Value

Oil and gas cont.
Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	$265,000	$275,269

Northern Oil and Gas, Inc. company
guaranty sr. unsec. notes 8s, 2020	675,000	707,063

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023	400,000	425,000

Oasis Petroleum, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 7/8s, 2022	530,000	561,800

PetroBakken Energy, Ltd. 144A sr. unsec.
notes 8 5/8s, 2020 (Canada)	1,435,000	1,449,350

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	1,170,000	1,288,782

Plains Exploration & Production Co. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2019	200,000	218,739

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	340,000	368,050

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	300,000	294,750

Rosetta Resources, Inc. company
guaranty sr. unsec. notes 9 1/2s, 2018	980,000	1,048,600

Rosetta Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 5/8s, 2021	370,000	369,075

Sabine Pass Liquefaction, LLC 144A
sr. notes 6 1/4s, 2022	370,000	367,225

Sabine Pass LNG LP company
guaranty sr. notes 7 1/2s, 2016	1,360,000	1,536,800

Sabine Pass LNG LP company
guaranty sr. notes 6 1/2s, 2020	285,000	295,688

Samson Investment Co. 144A sr. unsec.
notes 10 1/2s, 2020	1,340,000	1,460,600

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2021	445,000	466,138

Seven Generations Energy Ltd. 144A sr. unsec.
notes 8 1/4s, 2020 (Canada)	235,000	253,800

Shelf Drilling Holdings Ltd. 144A
sr. notes 8 5/8s, 2018	620,000	669,600

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	390,000	414,375

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	320,000	339,200

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	120,000	126,000

Unit Corp. company
guaranty sr. sub. notes 6 5/8s, 2021	630,000	664,650

Whiting Petroleum Corp. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	1,340,000	1,400,299

Williams Cos., Inc. (The) notes 7 3/4s, 2031	435,000	466,416

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	208,000	239,847

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	260,000	260,000

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	965,000	1,030,138

		44,042,320
Publishing (0.2%)
American Media, Inc. 144A notes 13 1/2s, 2018	116,844	126,192

Gannett Co., Inc. 144A company
guaranty sr. unsec. notes 5 1/8s, 2020	345,000	349,312

Gannett Co., Inc. 144A company
guaranty sr. unsec. notes 5 1/8s, 2019	460,000	478,975

		954,479
Retail (2.8%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	100,000	110,250

Autonation, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2018	265,000	306,738

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount	Value

Retail cont.
Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	$215,000	$231,124

Bon-Ton Department Stores, Inc. (The) company
guaranty notes 10 5/8s, 2017	336,000	336,000

Bon-Ton Department Stores, Inc. (The) company
guaranty notes 8s, 2021	205,000	206,538

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019	660,000	743,325

Chinos Intermediate Holdings A, Inc. 144A
sr. unsec. notes 7 3/4s, 2019 ‡‡	635,000	646,113

CST Brands, Inc. company guaranty sr. unsec.
notes 5s, 2023	850,000	820,249

Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9 3/4s, 2019 ‡‡	290,000	303,413

L Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	805,000	881,475

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	315,000	322,088

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc.
144A sr. unsec. notes 7 1/2s, 2018 ‡‡	520,000	538,200

Michaels Stores, Inc. company
guaranty notes 11 3/8s, 2016	778,000	796,493

Needle Merger Sub Corp. 144A sr. unsec.
notes 8 1/8s, 2019	895,000	936,394

Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7 1/8s, 2028	475,000	470,250

Neiman Marcus Group, Inc. 144A company
guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	695,000	728,013

Neiman Marcus Group, Inc. 144A company
guaranty sr. unsec. notes 8s, 2021	360,000	376,200

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/4s, 2022	735,000	751,537

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	445,000	477,263

Petco Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2017 ‡‡	265,000	270,300

Rent-A-Center, Inc./TX company
guaranty sr. unsec. notes 4 3/4s, 2021	425,000	398,438

		10,650,401
Technology (4.2%)
ACI Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2020	450,000	470,250

Alcatel-Lucent USA, Inc. sr. unsec.
unsub. notes 6.45s, 2029	145,000	128,325

Alcatel-Lucent USA, Inc. 144A company
guaranty sr. unsec. notes 6 3/4s, 2020	645,000	669,188

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	370,000	353,350

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	1,705,000	1,670,900

Epicor Software Corp. company guaranty sr. unsec.
notes 8 5/8s, 2019	385,000	417,725

First Data Corp. company guaranty sr. unsec.
notes 12 5/8s, 2021	1,430,000	1,678,463

First Data Corp. 144A company
guaranty notes 8 1/4s, 2021	1,490,000	1,584,987

First Data Corp. 144A company
guaranty sr. notes 7 3/8s, 2019	475,000	507,063

First Data Corp. 144A company guaranty sr. unsec.
notes 11 1/4s, 2021	495,000	546,356

First Data Corp. 144A company guaranty sr. unsec.
sub. notes 11 3/4s, 2021	915,000	965,325

First Data Corp. 144A company guaranty sr. unsec.
sub. notes 11 3/4s, 2021 ##	175,000	184,625

14 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount	Value

Technology cont.
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 10 3/4s, 2020	$372,000	$422,220

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	720,000	728,100

Infor US, Inc. company guaranty sr. unsec.
notes 9 3/8s, 2019	210,000	236,250

Infor US, Inc. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2018	545,000	628,113

Iron Mountain, Inc. company
guaranty sr. sub. notes 7 3/4s, 2019	295,000	328,925

Iron Mountain, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2023	615,000	630,374

Jazz Technologies, Inc. company
guaranty sr. unsec. notes 8s, 2015	517,000	504,721

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020
(Japan)	1,660,000	1,618,500

SunGard Data Systems, Inc. company guaranty
sr. unsec. sub. notes 6 5/8s, 2019	755,000	792,750

SunGard Data Systems, Inc. 144A sr. unsec.
notes 7 5/8s, 2020	250,000	272,500

Syniverse Holdings, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2019	870,000	950,475

		16,289,485
Textiles (0.2%)
Hanesbrands, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2020	575,000	628,187

Quiksilver, Inc./QS Wholesale, Inc. company
guaranty sr. unsec. notes 10s, 2020	70,000	79,100

Quiksilver, Inc./QS Wholesale, Inc. 144A company
guaranty sr. notes 7 7/8s, 2018	70,000	75,950

		783,237
Transportation (1.3%)
Aguila 3 SA 144A company
guaranty sr. notes 7 7/8s, 2018 (Luxembourg)	1,680,000	1,780,800

Air Medical Group Holdings, Inc. company
guaranty sr. notes 9 1/4s, 2018	986,000	1,067,345

CHC Helicopter SA company
guaranty sr. notes 9 1/4s, 2020 (Canada)	750,000	808,125

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	435,000	483,938

United Continental Holdings, Inc. company
guaranty sr. unsec. notes 6s, 2020	415,000	414,480

Watco Cos., LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/8s, 2023	530,000	524,700

		5,079,388
Utilities and power (3.8%)
AES Corp. (VA) sr. unsec. notes 8s, 2020	380,000	444,600

AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	698,000	820,150

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	970,000	1,093,675

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	255,000	239,063

Calpine Corp. 144A company
guaranty sr. notes 7 7/8s, 2020	990,000	1,084,050

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	180,000	184,050

Calpine Corp. 144A company
guaranty sr. notes 5 7/8s, 2024	145,000	142,100

Colorado Interstate Gas Co., LLC sr. unsec.
debs. 6.85s, 2037	1,055,000	1,139,836

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	985,000	1,066,263

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	1,145,000	1,431

El Paso Natural Gas Co., LLC sr. unsec.
debs. 8 5/8s, 2022	360,000	452,097

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	440,000	467,500

CORPORATE BONDS AND NOTES (85.8%)* cont.	Principal amount	Value

Utilities and power cont.
Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. 144A notes 12 1/4s, 2022	$780,000	$916,500

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. 144A sr. notes 10s, 2020	300,000	318,000

Energy Transfer Equity LP company
guaranty sr. unsec. notes 7 1/2s, 2020	430,000	482,675

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. notes 6 7/8s, 2019	450,000	484,313

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. notes 7 3/4s, 2022	190,000	212,800

EP Energy/EP Energy Finance, Inc. sr. unsec.
notes 9 3/8s, 2020	870,000	1,003,762

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A
sr. unsec. notes 8 1/8s, 2017 ‡‡	419,331	436,104

GenOn Americas Generation, LLC sr. unsec.
notes 9 1/8s, 2031	215,000	218,763

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	215,000	238,650

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	195,000	220,838

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	375,000	367,500

NRG Energy, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2021	1,290,000	1,428,675

Regency Energy Partners company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	455,000	443,625

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2023	365,000	332,150

Tennessee Gas Pipeline Co., LLC sr. unsec.
unsub. debs. 7s, 2028	140,000	164,868

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC 144A company
guaranty sr. notes 11 1/2s, 2020	415,000	305,025

		14,709,063

Total corporate bonds and notes (cost $314,520,234)		$331,236,756

SENIOR LOANS (5.2%)* [c]	Principal amount	Value

Basic materials (0.1%)
Oxea Sarl bank term loan FRN 8 1/4s, 2020
(Germany)	$365,000	$370,018

		370,018
Capital goods (0.1%)
Mirror Bidco Corp. bank term loan FRN 5 1/4s,
2019 (Luxembourg)	346,500	347,907

		347,907
Communication services (0.2%)
Asurion Corp. bank term loan FRN 11s, 2019	580,000	598,124

		598,124
Consumer cyclicals (2.2%)
Academy, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2018	143,188	143,903

Burlington Coat Factory Warehouse Corp. bank term
loan FRN Ser. B2, 4 1/4s, 2017	111,455	112,616

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B6, 5.488s, 2018	1,580,744	1,506,646

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	991,602	1,000,279

CityCenter Holdings, LLC bank term loan FRN
Ser. B, 5s, 2020	505,000	511,850

Clear Channel Communications, Inc. bank term loan
FRN Ser. D, 6.918s, 2019	1,464,000	1,396,900

CPG International, Inc. bank term loan FRN
Ser. B, 4 3/4s, 2020	249,375	249,998

Getty Images, Inc. bank term loan FRN Ser. B,
4 3/4s, 2019	214,145	199,646

Golden Nugget, Inc. bank term loan FRN Ser. B,
5 1/2s, 2019	161,000	163,214

Putnam VT High Yield Fund 15

SENIOR LOANS (5.2%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Golden Nugget, Inc. bank term loan FRN Ser. DD,
5 1/2s, 2019 U	$69,000	$69,559

Harrah’s bank term loan FRN Ser. B, 9 1/2s, 2016	273,600	275,424

J.C. Penney Corp., Inc. bank term loan FRN 6s, 2018	208,950	203,813

Neiman Marcus Group, Ltd., Inc. bank term loan
FRN 5s, 2020	975,000	986,491

Travelport, LLC bank term loan FRN 9 1/2s, 2016	930,334	961,345

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	560,731	570,543

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	360,000	356,400

		8,708,627
Consumer staples (0.4%)
BJ’s Wholesale Club, Inc. bank term loan FRN
8 1/2s, 2020	255,000	259,973

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	380,000	383,325

H.J. Heinz Co. bank term loan FRN Ser. B2,
3 1/2s, 2020	532,325	535,951

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	310,000	314,133

		1,493,382
Energy (0.8%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	665,000	678,300

Frac Tech International, LLC bank term loan FRN
Ser. B, 8 1/2s, 2016	715,653	717,889

Offshore Group Investment, Ltd. bank term loan
FRN Ser. B, 5 3/4s, 2019 (Cayman Islands)	233,238	236,639

Shelf Drilling Holdings, Ltd. bank term loan FRN
10s, 2018 ‡‡	765,000	776,474

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s,
2018 (Canada)	605,425	606,813

		3,016,115
Financials (0.3%)
iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R	459	461

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	156,065	160,795

Nuveen Investments, Inc. bank term loan FRN
6 1/2s, 2019	1,000,000	987,500

		1,148,756
Health care (0.5%)
Ardent Medical Services, Inc. bank term loan FRN
6 3/4s, 2018	504,900	505,739

Emergency Medical Services Corp. bank term loan
FRN Ser. B, 4s, 2018	561,200	562,199

Par Pharmaceutical Cos., Inc. bank term loan FRN
Ser. B, 4 1/4s, 2019	385,135	386,772

Pharmaceutical Product Development, Inc. bank
term loan FRN Ser. B, 4 1/4s, 2018	331,403	333,412

Sheridan Holdings, Inc. bank term loan FRN
8 1/4s, 2021	165,000	167,063

		1,955,185
Transportation (0.2%)
Air Medical Group Holdings, Inc. bank term loan
FRN 8 3/8s, 2018 ‡‡	750,000	731,250

		731,250
Utilities and power (0.4%)
Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.73s, 2017	2,284,778	1,569,642

		1,569,642

Total senior loans (cost $20,054,285)		$19,939,006

COMMON STOCKS (2.3%)*			Shares	Value

Ally Financial, Inc.			50	$372,500

American Axle & Manufacturing Holdings, Inc. †			21,905	447,956

Calpine Corp. †			26,675	520,429

CIT Group, Inc.			6,665	347,446

Delphi Automotive PLC (United Kingdom)			6,580	395,655

DISH Network Corp. Class A †			9,125	528,520

Elizabeth Arden, Inc. †			11,205	397,217

General Motors Co. †			20,292	829,334

Gulfport Energy Corp. †			6,700	423,105

Harry & David Holdings, Inc. †			780	95,550

Hilton Worldwide Holdings, Inc. †			13,028	289,873

Huntsman Corp.			20,290	499,134

Jarden Corp. †			8,340	511,659

Kodiak Oil & Gas Corp. †			65,515	734,422

LyondellBasell Industries NV Class A			5,127	411,596

MeadWestvaco Corp.			11,050	408,077

MetLife, Inc.			5,899	318,074

Tribune Co. †			7,812	604,649

Tribune Co. Class 1C F			682,134	170,534

Trump Entertainment Resorts, Inc. †			913	1,826

Vantage Drilling Co. †			211,443	389,055

Total common stocks (cost $7,621,189)				$8,696,611

CONVERTIBLE PREFERRED STOCKS (0.6%)*			Shares	Value

EPR Properties Ser. C, $1.44 cv. pfd.			34,707	$709,866

MetLife, Inc. $3.75 cv. pfd.			10,405	327,237

United Technologies Corp. $3.75 cv. pfd.			7,600	497,572

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R			15,000	835,781

Total convertible preferred stocks (cost $2,109,272)				$2,370,456

CONVERTIBLE BONDS AND NOTES (0.5%)*		Principal amount		Value

DFC Global Corp. cv. sr. unsec.
unsub. notes 3 1/4s, 2017			$456,000	$408,439

iStar Financial, Inc. cv. sr. unsec.
unsub. notes 3s, 2016 R			598,000	816,269

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014			367,000	719,779

Total convertible bonds and notes (cost $1,526,907)				$1,944,487

PREFERRED STOCKS (0.5%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			889	$849,077

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			26,210	700,855

M/I Homes, Inc. $2.438 pfd.			14,167	358,425

Total preferred stocks (cost $1,309,589)				$1,908,357

WARRANTS (0.1%)* †	Expiration date	Strike price	Warrants	Value

Charter Communications,
Inc. Class A	11/30/14	$46.86	37	$3,395

General Motors Co.	7/10/19	18.33	5,869	135,750

General Motors Co.	7/10/16	10.00	5,869	182,878

Tower Semiconductor,
Ltd. 144A (Israel) F	6/30/15	1.70	192,571	—

Total warrants (cost $242,005)				$322,023

SHORT-TERM INVESTMENTS (3.7%)*			Shares	Value

Putnam Short Term Investment Fund 0.08% L			14,163,494	$14,163,494

Total short-term investments (cost $14,163,494)				$14,163,494

Total investments (cost $361,546,975)				$380,581,190

16 Putnam VT High Yield Fund

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through December 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $386,196,297.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 7).

At the close of the reporting period, the fund maintained liquid assets totaling $70,395 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $6,479,383)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Euro	Sell	3/19/14	$1,049,636	$1,033,851	$(15,785)

Barclays Bank PLC

	British Pound	Sell	3/19/14	1,199,593	1,184,475	(15,118)

Credit Suisse International

	Euro	Sell	3/19/14	1,450,643	1,428,544	(22,099)

Deutsche Bank AG

	Euro	Sell	3/19/14	973,699	962,259	(11,440)

Goldman Sachs International

	Euro	Sell	3/19/14	2,476	2,439	(37)

JPMorgan Chase Bank N.A.

	Euro	Buy	3/19/14	534,585	534,449	136

State Street Bank and Trust Co.

	Canadian Dollar	Sell	1/16/14	700,167	719,529	19,362

	Euro	Sell	3/19/14	420,680	414,276	(6,404)

UBS AG

	Euro	Buy	3/19/14	199,610	199,561	49

Total						$(51,336)

Putnam VT High Yield Fund 17

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$1,318,807	$—	$—

Capital goods	843,611	—	—

Communication services	528,520	—	—

Consumer cyclicals	2,235,515	1,826	170,534

Consumer staples	397,217	95,550	—

Energy	1,546,582	—	—

Financials	665,520	372,500	—

Utilities and power	520,429	—	—

Total common stocks	8,056,201	469,876	170,534

Convertible bonds and notes	$—	$1,944,487	$—

Convertible preferred stocks	497,572	1,872,884	—

Corporate bonds and notes	—	331,236,756	—

Preferred stocks	700,855	1,207,502	—

Senior loans	—	19,939,006	—

Warrants	318,628	3,395	—

Short-term investments	14,163,494	—	—

Totals by level	$23,736,750	$356,673,906	$170,534

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(51,336)	$—

Totals by level	$—	$(51,336)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Statement of assets and liabilities
12/31/13

Assets

Investment in securities, at value(Note 1):

Unaffiliated issuers (identified cost $347,383,481)	$366,417,696

Affiliated issuers (identified cost $14,163,494) (Notes 1 and 5)	14,163,494

Cash	79,458

Dividends, interest and other receivables	6,040,761

Receivable for shares of the fund sold	292,447

Receivable for investments sold	582,319

Receivable for sales of delayed delivery securities (Note 1)	513,900

Unrealized appreciation on forward currency contracts (Note 1)	19,547

Total assets	388,109,622

Liabilities

Payable for investments purchased	827,106

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	261,773

Payable for shares of the fund repurchased	200,312

Payable for compensation of Manager (Note 2)	184,908

Payable for custodian fees (Note 2)	8,301

Payable for investor servicing fees (Note 2)	32,134

Payable for Trustee compensation and expenses (Note 2)	180,355

Payable for administrative services (Note 2)	2,454

Payable for distribution fees (Note 2)	21,630

Unrealized depreciation on forward currency contracts (Note 1)	70,883

Other accrued expenses	123,469

Total liabilities	1,913,325

Net assets	$386,196,297

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$410,959,569

Undistributed net investment income (Note 1)	22,530,867

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(66,280,144)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	18,986,005

Total — Representing net assets applicable to capital shares outstanding	$386,196,297

Computation of net asset value Class IA

Net assets	$283,239,748

Number of shares outstanding	39,744,494

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$7.13

Computation of net asset value Class IB

Net assets	$102,956,549

Number of shares outstanding	14,566,896

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$7.07

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 19

Statement of operations
Year ended 12/31/13

Investment income

Interest (including interest income of $9,158 from investments in affiliated issuers) (Note 5)	$26,687,017

Dividends (net of foreign tax of $848)	389,047

Total investment income	27,076,064

Expenses

Compensation of Manager (Note 2)	2,206,941

Investor servicing fees (Note 2)	387,711

Custodian fees (Note 2)	20,605

Trustee compensation and expenses (Note 2)	31,551

Distribution fees (Note 2)	233,757

Administrative services (Note 2)	10,357

Other	200,254

Total expenses	3,091,176

Expense reduction (Note 2)	(4,357)

Net expenses	3,086,819

Net investment income	23,989,245

Net realized gain on investments (Notes 1 and 3)	6,393,190

Net realized loss on foreign currency transactions (Note 1)	(250,115)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	27,738

Net unrealized appreciation of investments during the year	28,245

Net gain on investments	6,199,058

Net increase in net assets resulting from operations	$30,188,303

Statement of changes in net assets

	Year ended	Year ended
	12/31/13	12/31/12

Increase (decrease) in net assets

Operations:

Net investment income	$23,989,245	$27,842,534

Net realized gain on investments and foreign currency transactions	6,143,075	2,932,757

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	55,983	28,856,162

Net increase in net assets resulting from operations	30,188,303	59,631,453

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(21,459,376)	(23,246,663)

Class IB	(6,224,546)	(8,598,713)

Decrease from capital share transactions (Note 4)	(13,885,954)	(10,685,047)

Total increase (decrease) in net assets	(11,381,573)	17,101,030

Net assets:

Beginning of year	397,577,870	380,476,840

End of year (including undistributed net investment income of $22,530,867 and $26,352,513, respectively)	$386,196,297	$397,577,870

The accompanying notes are an integral part of these financial statements.

20 Putnam VT High Yield Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/13	$7.09	.44	.11	.55	(.51)	(.51)	$7.13	8.10	$283,240.74		6.25	43

12/31/12	6.61	.48	.55	1.03	(.55)	(.55)	7.09	16.34	305,127.75		7.04	47

12/31/11	7.03	.51	(.37)	.14	(.56)	(.56)	6.61	1.85	283,942.74		7.57	57

12/31/10	6.64	.53	.38	.91	(.52)	(.52)	7.03	14.54	315,694.75		7.91	73

12/31/09	5.00	.47	1.81	2.28	(.64)	(.64)	6.64	50.92	310,578	.73[e]	8.29[e]	63

Class IB

12/31/13	$7.03	.41	.12	.53	(.49)	(.49)	$7.07	7.85	$102,957.99		5.98	43

12/31/12	6.56	.46	.54	1.00	(.53)	(.53)	7.03	16.01	92,450	1.00	6.79	47

12/31/11	6.97	.49	(.36)	.13	(.54)	(.54)	6.56	1.75	96,535.99		7.34	57

12/31/10	6.60	.51	.37	.88	(.51)	(.51)	6.97	14.04	122,982	1.00	7.67	73

12/31/09	4.96	.46	1.80	2.26	(.62)	(.62)	6.60	50.79	116,853	.98[e]	8.05[e]	63

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.10% of average net assets.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 21

Notes to financial statements 12/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through December 31, 2013.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income, with a secondary objective of capital growth when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency

22 Putnam VT High Yield Fund

transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $64,479 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2013, the fund had a capital loss carryover of $65,611,803 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$728,766	N/A	$728,766	12/31/14

28,491,807	N/A	28,491,807	12/31/16

36,391,230	N/A	36,391,230	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from the expiration of a capital loss carryover, and from interest on payment-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $126,969 to decrease undistributed net investment income, $532,945 to decrease paid-in-capital and $659,914 to decrease accumulated net realized loss.

Putnam VT High Yield Fund 23

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$22,724,334
Unrealized depreciation	(4,358,460)

Net unrealized appreciation	18,365,874
Undistributed ordinary income	22,595,223
Capital loss carryforward	(65,611,803)

Cost for federal income tax purposes	$362,215,316

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 29.6% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$294,221
Class IB	93,490

Total	$387,711

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $157 under the expense offset arrangements and by $4,200 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $262, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	233,757

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $160,930,773 and $172,281,895, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

24 Putnam VT High Yield Fund

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/13		Year ended 12/31/12		Year ended 12/31/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	6,222,220	$43,197,470	6,250,477	$42,354,016	4,406,817	$30,273,451	5,178,912	$34,457,721

Shares issued in connection with reinvestment
of distributions	3,160,438	21,459,376	3,604,134	23,246,663	922,155	6,224,546	1,341,453	8,598,713

	9,382,658	64,656,846	9,854,611	65,600,679	5,328,972	36,497,997	6,520,365	43,056,434

Shares repurchased	(12,687,307)	(88,070,823)	(9,772,227)	(66,192,232)	(3,911,963)	(26,969,974)	(8,090,799)	(53,149,928)

Net increase (decrease)	(3,304,649)	$(23,413,977)	82,384	$(591,553)	1,417,009	$9,528,023	(1,570,434)	$(10,093,494)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund*	$11,598,448	$11,864,668	$23,463,116	$2,281	$—

Putnam Short Term Investment Fund*	—	100,969,545	86,806,051	6,877	14,163,494

Totals	$11,598,448	$112,834,213	$110,269,167	$9,158	$14,163,494

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7 — Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $68,310, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Golden Nugget, Inc.	$68,310

Note 8 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 9 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$8,900,000

Warrants (number of warrants)	200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$19,547	Payables	$70,883

Equity contracts	Investments	322,023	Payables	—

Total		$341,570		$70,883

Putnam VT High Yield Fund 25

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$ (261,281)	$(261,281)

Total	$(261,281)	$(261,281)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total

Foreign exchange contracts	$—	$29,939	$29,939

Equity contracts	89,676	—	89,676

Total	$89,676	$29,939	$119,615

Note 10 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

Forward currency contracts#	$—	$—	$—	$—	$—	$136	$19,362	$49	$19,547

Total Assets	$—	$—	$—	$—	$—	$136	$19,362	$49	$19,547

Liabilities:

Forward currency contracts#	15,785	15,118	22,099	11,440	37	—	6,404	—	70,883

Total Liabilities	$15,785	$15,118	$22,099	$11,440	$37	$—	$6,404	$—	$70,883

Total Financial and Derivative Net Assets	$(15,785)	$(15,118)	$(22,099)	$(11,440)	$(37)	$136	$12,958	$49	$(51,336)

Total collateral received (pledged) ##†	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(15,785)	$(15,118)	$(22,099)	$(11,440)	$(37)	$136	$12,958	$49	$(51,336)

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (See Note 1 to the financial statements)

##Any over-collateralization of total financial and derivative net assets is not shown.

26 Putnam VT High Yield Fund	Putnam VT High Yield Fund 27

Federal tax information (Unaudited)

The fund designated 1.03% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

28 Putnam VT High Yield Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year.

Putnam VT High Yield Fund 29

Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any

30 Putnam VT High Yield Fund

applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	3rd	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 118, 102 and 98 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments

Putnam VT High Yield Fund 31

in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

32 Putnam VT High Yield Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses.	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Putnam VT High Yield Fund 33

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer, Putnam	Services, Putnam Investments and
Investments, Putnam Management, and	Putnam Management
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

34 Putnam VT High Yield Fund

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Putnam VT High Yield Fund 35

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36 Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Auditor	Robert L. Reynolds
	PricewaterhouseCoopers LLP	W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund 37

This report has been prepared for the shareholders		H511
of Putnam VT High Yield Fund.	285130	2/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2013	$71,405	$ —	$5,135	$ —
December 31, 2012	$92,091	$ —	$5,135	$775

For the fiscal years ended December 31, 2013 and December 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $155,135 and $258,022 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2013	$ —	$150,000	$ —	$ —

December 31, 2012	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2014